                              PURCHASE AGREEMENT

                                 BY AND AMONG

                            NEWPARK RESOURCES, INC.

                                      AND

                                 SCF-IV, L.P.


                 SERIES A CUMULATIVE PERPETUAL PREFERRED STOCK
                           WARRANTS FOR COMMON STOCK

                                 APRIL 8, 1999

                               TABLE OF CONTENTS
                               -----------------

                             ARTICLE I.DEFINITIONS

Section 1.1    Definitions.............................................      1
Section 1.2    References and Titles...................................      5


                     ARTICLE II.PURCHASE OF THE SECURITIES

Section 2.1    Purchase of the Securities..............................      5


           ARTICLE III.REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.1    Organization, Standing and Power........................      6
Section 3.2    Material Subsidiaries...................................      6
Section 3.3    Capital Structure.......................................      6
Section 3.4    Authority; No Violations; Approvals.....................      8
Section 3.5    SEC Documents...........................................      9
Section 3.6    Absence of Certain Changes or Events....................     10
Section 3.7    No Undisclosed Material Liabilities.....................     11
Section 3.8    No Default..............................................     11
Section 3.9    Compliance with Applicable Laws.........................     12
Section 3.10   Litigation..............................................     12
Section 3.11   Title to Properties.....................................     13
Section 3.12   Certain Agreements......................................     13
Section 3.13   Status of Securities....................................     13
Section 3.14   Intellectual Property...................................     13
Section 3.15   Environmental Matters...................................     14
Section 3.16   Insurance...............................................     14
Section 3.17   No Brokers or Finders...................................     14
Section 3.18   Vote....................................................     15

            ARTICLE IV.REPRESENTATIONS AND WARRANTIES OF PURCHASER

Section 4.1    Organization, Standing and Power........................     16
Section 4.2    Authority; Approvals....................................     16
Section 4.3    Investment Intent.......................................     17
Section 4.4    Transfer Restrictions...................................     17
Section 4.5    Purchaser Status........................................     19
Section 4.6    Access to Information; Investigation....................     19
Section 4.7    No Brokers or Finders...................................     19

                              ARTICLE V.COVENANTS

Section 5.1    Affirmative Covenants of the Company....................     20

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Section 5.2    Negative Covenants of the Company.......................     20
Section 5.3    Approvals...............................................     20
Section 5.4    HSR Act Notification....................................     20
Section 5.5    Notification of Certain Matters.........................     21
Section 5.6    Board of Directors......................................     21
Section 5.7    Registration Rights Agreement...........................     21
Section 5.8    Confidentiality.........................................     21
Section 5.9    Standstill..............................................     22
Section 5.10   Indemnification.........................................     23
Section 5.11   Restrictive Actions.....................................     23

                  ARTICLE VI.CONDITIONS PRECEDENT TO CLOSING

Section 6.1    Conditions Precedent to Each Party's Obligation.........     23
Section 6.2    Conditions Precedent to Obligation of Purchaser.........     24
Section 6.3    Conditions Precedent to Obligations of Company..........     24

                              ARTICLE VII.CLOSING

Section 7.1    Closing.................................................     25
Section 7.2    Actions to Occur at the Closing.........................     25


                           ARTICLE VIII.TERMINATION

Section 8.1    Termination.............................................     26
Section 8.2    Effect of Termination...................................     27


                          ARTICLE IX.RECOVERY OF FEES

Section 9.1    Recovery of Fees........................................     27

                            ARTICLE X.MISCELLANEOUS

Section 10.1   Survival of Provisions..................................     27
Section 10.2   No Waiver; Modification in Writing......................     27
Section 10.3   Specific Performance....................................     28
Section 10.4   Severability............................................     28
Section 10.5   Fees and Expenses.......................................     28
Section 10.6   Parties in Interest.....................................     28
Section 10.7   Notices.................................................     28
Section 10.8   Counterparts............................................     29
Section 10.9   Entire Agreement........................................     29
Section 10.10  Governing Law...........................................     29
Section 10.11  Public Announcements....................................     29
Section 10.12  Assignment..............................................     30

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Section 10.13  Headings................................................     30

Exhibit 6.2(c)        Opinions to be Provided by Ervin, Cohen & Jessup LLP at
                      Closing
Exhibit 6.2(e)        Form of Certificate of Designation
Exhibit 6.3(c)        Opinions to be Provided by Vinson & Elkins, L.L.P. at
                      Closing
Exhibit 7.2(b)(ii)    Form of Warrants
Exhibit 7.2(b)(iii)   Form of Registration Rights Agreement

                              PURCHASE AGREEMENT


     PURCHASE AGREEMENT, dated as of April 8, 1999, by and among Newpark Resources, Inc., a Delaware corporation (together with its successors, if any, the "Company"), and SCF-IV, L.P., a Delaware limited partnership, (the
     -------
"Purchaser").
----------

     In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I.
                                  DEFINITIONS
                                  -----------

     Section 1.1   Definitions.  As used in this Agreement, and unless the
                   -----------
context requires a different meaning, the following terms have the meanings indicated:

     "Affiliate" means, with respect to any Person, any other Person directly,
      ---------
or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person. For purposes of this definition and this Agreement, the term "control" (and correlative terms "controlling," "controlled
                     -------                          -----------    ----------
by" and "under common control with") means possession of the power, whether by
--       -------------------------
contract, equity ownership or otherwise, to direct the policies or management of a Person.

     "Agreement" means this Purchase Agreement, as the same may be amended,
      ---------
supplemented or modified from time to time in accordance with the terms hereof.

     "Approval" means any approval, authorization, grant of authority, consent,
      --------
order, qualification, permit, license, variance, exemption, franchise, concession, certificate, filing or registration or any waiver of the foregoing, or any notice, statement or other communication required to be filed with, delivered to or obtained from any Governmental Entity.

     "Authorized Preferred Stock" has the meaning set forth in Section 3.3(a).
      --------------------------                               --------------

     "Board" means the Board of Directors of the Company.
      -----

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in Houston, Texas or New Orleans, Louisiana generally are authorized or required by law or other government actions to close.

     "Bylaws" mean the Company's bylaws, as amended from time to time.
      ------

     "Capital Stock" means (i) with respect to any Person that is a corporation,
      -------------
any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

     "Certificate of Designation" shall mean the Certificate of Designation in
      --------------------------
the form attached hereto as Exhibit 6.2(e).
                            --------------

     "Certificate of Incorporation" means the Company's Certificate of
      ----------------------------
Incorporation, as amended from time to time.

     "Closing" has the meaning set forth in Section 7.1.
      -------                               -----------

     "Closing Date" has the meaning set forth in Section 7.1.
      ------------                               -----------

     "Code" means the Internal Revenue Code of 1986, as amended, and the rules
      ----
and regulations thereunder as in effect on the date hereof.

     "Common Stock" means the Company's common stock, par value $.01 per share,
      ------------
and any Capital Stock for or into which such Common Stock hereafter is exchanged, converted, reclassified or recapitalized by the Company or pursuant to a business combination to which the Company is a party.

     "Company" has the meaning set forth in the introductory paragraph hereof.
      -------

     "Company Disclosure Schedule" has the meaning set forth in Article III.
      ---------------------------

     "Company 1998 Form 10-K" means the Report on Form 10-K filed by the Company
      ----------------------
with the SEC for the year ended December 31, 1998.

     "Company Options" has the meaning set forth in Section 3.3(c).
      ---------------                               --------------

     "Company SEC Documents" has the meaning set forth in Section 3.5.
      ---------------------                               -----------

     "Contracts" means all agreements, contracts, or other binding commitments,
      ---------
arrangements or plans, written or oral (including any amendments and other modifications thereto), to which the Company or any of its Subsidiaries is a party or is otherwise bound.

     "Cure Period" has the meaning set forth in Section 8.1(b)(i).
      -----------                               -----------------

     "Environmental Laws" has the meaning set forth in Section 3.15.
      ------------------                               ------------

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the SEC promulgated thereunder.

     "GAAP" has the meaning set forth in Section 3.5(b).
      ----                               --------------

     "Governmental Entity" means any agency, bureau, commission, court,
      -------------------
authority, department, official, political subdivision, tribunal or other instrumentality of any government, whether (i) regulatory, administrative or otherwise, (ii) federal, state or local, or (iii) domestic or foreign.

     "Hazardous Materials" has the meaning set forth in Section 3.15.
      -------------------                               ------------

     "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
      -------
as amended.

     "Intellectual Property" has the meaning set forth in Section 3.14.
      ---------------------                               ------------

     "Knowledge" of any Person means the actual knowledge of such Person's
      ---------
executive officers obtained without investigation other than through the exercise of each such Person's normal duties.

     "Law" means any constitutional provision, statute or other law, ordinance,
      ---
rule, regulation or interpretation of any thereof having the force of law and any Order of any Governmental Entity (including Environmental Laws) now in effect.

     "Lien" means any mortgage, lien, pledge, encumbrance, easement, charge or
      ----
security interest of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

     "Litigation" has the meaning set forth in Section 3.10.
      ----------                               ------------

     "Material Adverse Effect" or "Material Adverse Change" means any effect,
      -----------------------      -----------------------
change, event or occurrence that is materially adverse to the business, operations, properties, condition (financial or otherwise), results of operations, assets, liabilities or prospects of the Company and its Subsidiaries taken as a whole.

     "Material Contracts" means any contract required to be filed as an exhibit
      ------------------
to a Report on Form 10-K filed by the Company with the SEC.

     "Material Subsidiary" means any Subsidiary of the Company that had revenues
      -------------------
of more than $1,000,000 for the year ended December 31, 1998 or that had assets or liabilities (including contingent liabilities) of a value or amount in excess of $1,000,000 as of the date of this Agreement.

     "Order" means any decree, injunction, judgment, settlement, order, ruling,
      -----
assessment or writ of a court.

     "Person" means an individual or a corporation, partnership, trust,
      ------
incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "PS" means the Company's Series A Cumulative Perpetual Preferred Stock,
      --
$.01 par value per share.

     "Purchase Price" has the meaning set forth in Section 2.1(b).
      --------------                               --------------

     "Purchaser" has the meaning set forth in the introductory paragraph hereto.
      ---------

     "Purchaser's Expenses" means all reasonable out-of-pocket fees, costs and
      --------------------
expenses incurred by Purchaser in connection with its due diligence efforts or the transactions contemplated by this Agreement and the other Transaction Documents, including fees, costs and expenses of its accountants, counsel and other similar advisors.

     "Registration Rights Agreement" means the Registration Rights Agreement in
      -----------------------------
the form of Exhibit 7.2(b)(iii).
            -------------------

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities" means the Shares and the Warrants.
      ----------

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the SEC promulgated thereunder.

     "Shares" means the 150,000 shares of PS purchased by Purchaser pursuant to
      ------
this Agreement, and any Capital Stock for or into which such Shares hereafter are exchanged, converted, reclassified or recapitalized by the Company or pursuant to a business combination to which the Company is a party.

     "Stock Plans" means the Company's stock option, stock incentive or other
      -----------
similar plans.

     "Subsidiary" means, (i) a corporation, a majority of whose stock with
      ----------
voting power, under ordinary circumstances, to elect directors is at the time, directly or indirectly, owned by the Company, by a Subsidiary of the Company or by the Company and another Subsidiary, or (ii) any other Person (other than a corporation) in which the Company, a Subsidiary or the Company and a Subsidiary, directly or indirectly, at the date of determination thereof has at least a majority ownership interest.

     "Transaction Documents" means this Agreement, the Certificate of
      ---------------------
Designation, the Warrants and the Registration Rights Agreement.

     "Transfer" has the meaning set forth in Section 4.4.
      --------                               -----------

     "Underlying Shares" means the shares of Common Stock issuable upon exercise
      -----------------
of the Warrants in accordance with the terms thereof, any shares of Common Stock issued in payment of accrued dividends on the Shares, and any shares of Common Stock issued upon conversion of the Shares.

     "Voting Stock" of a Person means Capital Stock of such Person of the class
      ------------
or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to vote in the election of the board of directors, managers or trustees of such Person; provided that if such Person has more than one class or series of Voting Stock, any calculation as to a percentage of such Voting Stock shall be made with respect to the percentage of votes entitled to be cast in respect of such Voting Stock in such circumstances.

     "Warrants" means the warrants to purchase initially 2,400,000 shares of
      --------
Common Stock, at an exercise price of $8.50 per share (as may be adjusted from time to time as set forth therein), in substantially the form of Exhibit
                                                                 -------
7.2(b)(ii).
----------

     Section 1.2   References and Titles.  All references in this Agreement to
                   ---------------------
Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions refer to the corresponding Exhibits, Schedules, Articles, Sections, subsections, and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections, or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "herein," "hereby," "hereunder," and "hereof," and words of
 --------------    ------    ------    ---------        ------
similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section," "this
                                                     ------------    ----
subsection," and words of similar import, refer only to the Sections or
----------
subsections hereof in which such words occur. The word "including" (in its various forms) means "including without limitation." Pronouns in masculine,
                      ----------------------------
feminine, or neuter genders shall be construed to state and include any other gender and words, terms, and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural forms of such defined terms. All references in this Agreement to "the Company and its Subsidiaries" or to "the Company and its Material Subsidiaries" means the Company and its Subsidiaries or the Company and its Material Subsidiaries, as the case may be, taken as a whole.

                                  ARTICLE II.
                          PURCHASE OF THE SECURITIES
                          --------------------------

     Section 2.1   Purchase of the Securities.
                   --------------------------

     (a) Subject to the terms and conditions herein set forth, the Company will sell to Purchaser, and Purchaser will purchase from the Company, the Securities.

     (b) The aggregate purchase price payable for the Securities shall be $15 million (the "Purchase Price"). The Purchase Price shall be allocated between
              --------------
the Shares and the Warrants as agreed to between the parties in writing at or prior to Closing.

     (c) Delivery of the Securities shall be made at Closing by delivery to Purchaser, against payment of the Purchase Price therefor as provided herein, of
(i) one or more share certificates, registered in the name of Purchaser, representing an aggregate of 150,000 shares of PS and (ii) the Warrants, all to be purchased at Closing by Purchaser hereunder.

     (d) Payment of the Purchase Price for the Securities to be purchased hereunder shall be made by or on behalf of Purchaser by wire transfer of immediately available funds to an account of the Company (the number for which account shall have been furnished to Purchaser at least two Business Days prior to the Closing Date).

                                 ARTICLE III.
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     The Company represents and warrants to Purchaser as follows (in each case as qualified by matters reflected on the disclosure schedule dated as of the date of this Agreement by reference to the Section of this Agreement so qualified and delivered by the Company to Purchaser on or prior to the date of this Agreement (the "Company Disclosure Schedule") and made a part hereof by
                     ---------------------------
reference):

     Section 3.1   Organization, Standing and Power.  Each of the Company and
                   --------------------------------
each of its Material Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized and has the requisite corporate or other such entity power and authority to own its properties and carry on its business as now being conducted. Each of the Company and each of its Material Subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed or to be in good standing, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect. The Company has delivered to Purchaser prior to the execution of this Agreement complete and correct copies of its Certificate of Incorporation and Bylaws and, in the case of the Material Subsidiaries, made available similar organizational documents, in each case, as in effect on the date of this Agreement.

     Section 3.2   Material Subsidiaries.  Except as set forth in the Company
                   ---------------------
1998 Form 10-K, all the outstanding shares of share capital (or other voting or equity securities or interests, as applicable) of each Material Subsidiary of the Company have been validly issued and are fully paid and nonassessable (with respect to corporate Subsidiaries) and, except as set forth in Schedule 3.2, are
                                                               ------------
owned directly or indirectly by the Company, free and clear of all Liens.

     Section 3.3   Capital Structure.
                   -----------------

     (a) The authorized Capital Stock of the Company consists of 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock, $.01 par value, which may be divided into and issued in one or more series upon the creation thereof by the Board (the "Authorized Preferred Stock"), of which, as of April
                           --------------------------
8, 1999, (A) 68,884,951 shares of Common Stock are issued and outstanding, (B) 6,823,769 shares of Common Stock have been authorized and reserved for issuance under the Stock Plans, (C) 0 shares of Common Stock are held by the Company in its treasury and (D) no shares of Common Stock are held by any of the Company's Subsidiaries. Except as described in this Section 3.3, the Company has no
                                           -----------
authorized, issued or outstanding shares of Capital Stock as of the date of this Agreement.

     (b) Except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights, there are no restrictions or limitations, contractual or otherwise, binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is subject that prohibit or limit the enforceability of the terms and provisions of the Certificate of Designation or, except as provided for in the Warrants, will prohibit or limit the right of a holder of Warrants to exercise Warrants for shares of Common Stock; and the exercise of any Warrants for shares of Common Stock will not violate or result in or constitute a default under any existing loan or credit agreement, note, bond, mortgage, indenture, lease, permit, concession, franchise, license or any other contract, agreement, arrangement or understanding to which the Company or any of its Subsidiaries is a party or by which they or any of their properties or assets are bound other than any such violations or defaults that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect;

     (c) There are no outstanding warrants, share or stock options, share or stock appreciation rights or other rights to receive or purchase any Capital Stock of the Company or any of its Subsidiaries granted under the Stock Plans or otherwise except as set forth in the Company 1998 Form 10-K or Schedule 3.3(c)
                                                               ---------------
of the Company Disclosure Schedule (such warrants, share or stock options, share or stock appreciation rights or other rights disclosed thereon, collectively, the "Company Options"). Except for the Company Options and except as provided
     ---------------
in the Transaction Documents, there are no outstanding securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any Capital Stock of the Company or of any of its Material Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. There are no outstanding obligations of the Company or any of its Subsidiaries (contingent or otherwise) to repurchase, redeem or otherwise acquire any Capital Stock of the Company or any of its Material Subsidiaries or any security exchangeable for or convertible into such Capital Stock.

     (d) All outstanding shares of Capital Stock of the Company and its Material Subsidiaries are, and all shares which may be issued upon exercise of the Warrants, conversion of the Shares or as a dividend on the Shares, will be, when issued in accordance with the terms of the Warrants and upon delivery of the exercise price, payable with respect thereto or in accordance with the terms of the Shares, as the case may be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights.

     (e) Except as contemplated hereby or in the other Transaction Documents or as set forth in the Company 1998 Form 10-K or Schedule 3.3(e), there are not any
                                              ---------------
registration rights agreements, shareholder agreements, voting agreements or trusts, proxies or other agreements or contractual obligations to which the Company or any Subsidiary is a party or bound with respect to the registration with any Government Entity of any Capital Stock of the Company or any of its Material Subsidiaries, or the voting or disposition of any Capital Stock of the Company or any of its Material Subsidiaries and, to the Company's Knowledge, there are no other shareholder agreements, voting agreements or trusts, proxies or other agreements or contractual obligations among the shareholders of the Company with respect to the voting or disposition of any Capital Stock of the Company or any of its Material Subsidiaries.

     Section 3.4   Authority; No Violations; Approvals.
                   -----------------------------------

     (a) The Board has approved this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, and declared this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby to be in the best interests of the Company. The Board has approved the sale of the Securities and, upon any exercise of the Warrants or conversion of the Shares, the issuance of the Underlying Shares to Purchaser hereunder. The Company has all requisite corporate power and authority to enter into this Agreement and each of the other Transaction Documents and to consummate each of the transactions and perform each of the obligations contemplated hereby and thereby. The execution and delivery of this Agreement and each of the other Transaction Documents and the consummation of each of the transactions and the performance of each of the obligations contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been, and, subject to the completion of the Closing, at the Closing the Warrants and the Registration Rights Agreement will be, duly executed and delivered by the Company, and the Certificate of Designation has been duly adopted by the Board of Directors in accordance with applicable Law. The Certificate of Designation (upon the filing of the same with the Delaware Secretary of State) and, assuming this Agreement and each of the other Transaction Documents to which Purchaser is a party constitute the valid and binding obligations of Purchaser, this Agreement and each of the Warrants and the Registration Rights Agreement, constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) The execution and delivery of this Agreement and each of the Warrants and the Registration Rights Agreement, and the adoption of the Certificate of Designation, does not, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof and thereof will not, conflict with, require the consent of any other Person to or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of any material benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the material properties or assets of the Company or its Material Subsidiaries under, or otherwise result in a material detriment to the Company or its Material Subsidiaries under, any provision of (A) the Certificate of Incorporation or Bylaws or any provision of the comparable organizational documents of any of the Company's Material Subsidiaries, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease, instrument, permit, concession, franchise, license or other contract or agreement, arrangement or understanding to which the Company or any of its Material Subsidiaries is a party or otherwise is bound or by which any of them or their respective properties are bound or any existing Approval applicable to the Company or any of its Material Subsidiaries, (C) any joint venture or other ownership arrangement to which the Company or any of its Material Subsidiaries is a party or otherwise is bound or by which any of them or their respective properties are bound or (D) assuming the Approvals referred to in Section 3.4(c) are duly and timely obtained or made, any Law or
               --------------
Order applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clause (B) (other than with respect to any material loan or credit agreement, note, bond, mortgage or indenture or any Material Contract), (C) or (D), any such conflicts, failures to obtain consents, violations, defaults, rights, losses, Liens or detriments, that, individually or in the aggregate, (x) have not had and could not reasonably be expected to have a Material Adverse Effect, (y) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, and (z) have not and could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions, or performance of any of the obligations of the Company contemplated by any of the Transaction Documents.

     (c) No Approval from any Governmental Entity is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement or any other Transaction Document by the Company or the consummation by the Company of the transactions contemplated hereby or thereby, except for: (A) the possible filing of a notification report by the Company under the HSR Act and the expiration or termination of the applicable waiting period with respect thereto in connection with the issuance of Underlying Shares (but not in order to consummate the Closing), (B) the filing of the Certificate of Designation in accordance with the requirements of Section 103 of the Delaware General Corporation Law and (C) any such Approvals the failure of which to be made or obtained (1) has not had and could not reasonably be expected to have a Material Adverse Effect, (2) has not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect and
(3) have not and could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     Section 3.5   SEC Documents.
                   -------------

     (a) The Company has made available to Purchaser a true and complete copy of each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since December 31, 1997 (the "Company SEC
                                                                -----------
Documents"), including the Company 1998 Form 10-K, which are all the documents
---------
(other than preliminary materials) that the Company was required to file with the SEC since December 31, 1997. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained as of their respective dates any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) The financial statements of the Company included in the Company SEC Documents, including the notes and schedules thereto, at the time filed complied as to form in all material respects with the rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved
             ----
(except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as of their respective dates and the consolidated results of operations and the consolidated cash flows of the Company and its consolidated Subsidiaries for the periods presented therein in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material) applied on a consistent basis during the periods presented (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X promulgated under the Securities Act).

     Section 3.6   Absence of Certain Changes or Events.
                   ------------------------------------

     (a) Except as disclosed in the Company SEC Documents filed prior to the date of this Agreement, or except as contemplated by this Agreement, since December 31, 1998, the Company and its Material Subsidiaries have conducted their business only in the ordinary course of business consistent with past practice, and there has not been: (i) any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any Capital Stock of the Company; (ii) any split, combination, reclassification or amendment of any term of any outstanding Capital Stock or other security of the Company or any of its Material Subsidiaries or (other than issuance of Common Stock upon the exercise of any Company Options) any issuance or the authorization of the issuance of any securities of the Company or any of its Material Subsidiaries, other than in connection with the transactions contemplated hereby; (iii) any repurchase, redemption or other acquisition by the Company or any Subsidiary of the Company of any outstanding Capital Stock or other securities of the Company or any Material Subsidiary of the Company, except as contemplated by the Stock Plans; (iv) (A) any grant by the Company or any of its Subsidiaries to any officer of the Company or any of its Material Subsidiaries of any increase in compensation, except for increases in the ordinary course of business consistent with past practice or as required under employment or other agreements or benefit arrangements in effect as of December 31, 1998, or (B) any grant by the Company or any of its Subsidiaries to any such officer of any increase in severance or termination pay, except as was required or provided for under any employment, severance, termination or other agreements or benefit arrangements in effect as of December 31, 1998; (v) except as required by a change in GAAP, any material change in accounting methods, principles or practices by the Company or any of its Material Subsidiaries, (vi) any material casualties affecting the Company and its Material Subsidiaries, or any material loss, damage or destruction to any of their properties or assets, whether covered by insurance or not.

     (b) Except as disclosed in the Company's consolidated financial statements included in the Company 1998 Form 10-K, and the notes thereto, and except for matters relating to general economic conditions and conditions which affect the oilfield services industry generally, since December 31, 1998, there has not been any event, circumstance or fact that (x) has had or could reasonably be expected to have a Material Adverse Effect, (y) has impaired or could reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (z) could reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

      Section 3.7   No Undisclosed Material Liabilities.  Except as disclosed in
                    -----------------------------------
Schedule 3.7 of the Company Disclosure Schedule or the Company's financial
------------
statements included in the Company 1998 Form 10-K, and the notes thereto, there are no liabilities or obligations of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (i) liabilities adequately provided for on the balance sheet of the Company dated as of December 31, 1998 (including the notes thereto) contained in the Company 1998 Form 10-K; (ii) liabilities incurred in the ordinary course of business consistent with past practice since December 31, 1998, which liabilities, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (iii) liabilities arising under the Transaction Documents; and (iv) liabilities not required by GAAP to be recognized or disclosed on a consolidated balance sheet of the Company and its consolidated Subsidiaries or in the notes thereto, which liabilities, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

      Section 3.8   No Default.  Neither the Company nor any of its Subsidiaries
                    ----------
is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (i) the Certificate of Incorporation or Bylaws of the Company or the comparable organizational documents of any of its Material Subsidiaries, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, instrument, permit, concession, franchise, license or any other contract, agreement, arrangement or understanding to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any of their respective properties or assets is bound, or (iii) any Order or Law applicable to the Company or any of its Subsidiaries, except in the case of clause (ii) and (iii), for violations or defaults that, individually or in the aggregate, (x) have not had and could not reasonably be expected to have a Material Adverse Effect, (y) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, and (z) have not and could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents. The Company and its Subsidiaries (i) are not in breach of or default under any covenant, including financial covenants, under agreements relating to money borrowed in excess of $5 million where such breach or default would (or would, with the passage of time or giving of notice, or both) entitle any other party to any such agreement to accelerate the time of repayment of any indebtedness of the Company or its Subsidiaries thereunder, and
(ii) do not believe that it is reasonably likely that they will be in breach of or default under any such covenant under any such agreement as of the next date on which they are required to be in compliance with any such covenants.

      Section 3.9   Compliance with Applicable Laws.
                    -------------------------------

      (a) The Company and each of its Subsidiaries has in effect all Approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses, and there has occurred no default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) under any such Approval, except for failures to obtain, or for defaults or violations under, Approvals which failures, defaults or violations, individually or in the aggregate, (i) have not had and could not reasonably be expected to have a Material Adverse Effect, (ii) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, and (iii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (b) Except as otherwise disclosed in the Company SEC Documents, the Company and its Subsidiaries are in compliance with all applicable Laws and Orders, except for possible noncompliance which, individually or in the aggregate, (i) has not had and could not reasonably be expected to have a Material Adverse Effect, (ii) has not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, and (iii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     (c) No investigation or review by any Governmental Entity with respect to the Company, any of its Subsidiaries or the transactions contemplated by this Agreement and the other Transaction Documents is pending or, to the Knowledge of the Company, threatened, nor has any Governmental Entity notified the Company or any of its Subsidiaries in writing or, to the Company's Knowledge, otherwise of any intention to conduct the same, other than those the outcome of which, individually or in the aggregate, (i) have not had and could not reasonably be expected to have a Material Adverse Effect, (ii) have not impaired and could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or
(iii) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     Section 3.10  Litigation.  Except as disclosed in the Company SEC
                   ----------
Documents or Schedule 3.10 of the Company Disclosure Schedule, there is no suit,
             -------------
action, proceeding or indemnification claim, at law or in equity, pending before any Governmental Entity or arbitrator, or, to the Knowledge of the Company, threatened, against or affecting the Company, any Subsidiary of the Company or any of its Material Contracts ("Litigation"), and neither the Company nor any
                                ----------
Subsidiary is a party to any Litigation, that, with respect to each matter, (i) has had or could reasonably be expected to have a Material Adverse Effect, (ii) has impaired or reasonably could be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) reasonably could be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents, nor is there any Order of any Governmental Entity or arbitrator outstanding against or binding upon the Company or any Subsidiary of the Company or any of its Material Contracts which (i) has had or could reasonably be expected to have a Material Adverse Effect, (ii) has impaired or reasonably could be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) reasonably could be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     Section 3.11  Title to Properties.  Except as set forth in the Company SEC
                   -------------------
Documents and Schedule 3.2, the Company or its Subsidiaries own, of record (to
              ------------
the extent applicable) and beneficially, or have a valid leasehold interest in, all material personal property and real property, in each case, as reflected on the latest balance sheet included in the Company SEC Documents as being owned or leased by it or any of its Subsidiaries or as thereafter acquired by it or any of its Subsidiaries (except to the extent that any such properties have thereafter been disposed of in the ordinary course of business), free and clear of any liens or other similar encumbrances that are material to the business of the Company and its Subsidiaries.

     Section 3.12  Certain Agreements.
                   ------------------

     (a) Except as included in the list of exhibits to the Company 1998 Form 10-K or Schedule 3.12(a) of the Company Disclosure Schedule, there are no, whether
     ----------------
in oral or written form, Material Contracts. Each Material Contract is in full force and effect.

     (b) The Company or the relevant Subsidiary and, to the Company's Knowledge, each other party to the Material Contracts has performed in all material respects the obligations required to be performed by it under the Material Contracts and is not (with or without lapse of time or the giving of notice, or both) in breach or default thereunder in any material respect. No party to any Material Contract has given written notice of any action to terminate, cancel, rescind or procure a judicial reformation thereof.

     Section 3.13  Status of Securities.  The issuance and sale of the
                   --------------------
Securities and the reservation and issuance of the Underlying Shares have been duly authorized by all necessary corporate action on the part of the Company (except that there has been no reservation of any shares of Common Stock that may be issued in payment of accrued dividends on the Shares), and the Shares, when delivered to Purchaser at the Closing against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and the issuance and sale of the Securities and the issuance of the Underlying Shares are not and will not be subject to preemptive rights of any Person.

     Section 3.14  Intellectual Property.  The Company and the Subsidiaries
                   ---------------------
own, possess or license, or, to the Company's Knowledge can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business of the Company and the Material Subsidiaries in all material respects as now operated by them, and neither the Company nor any of the Subsidiaries has received any written notice or, to the Knowledge of the Company, is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property (including Intellectual Property which is licensed) or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. To the Company's Knowledge, the Company will not suffer any Material Adverse Effect with respect to Year 2000 non-compliance.

      Section 3.15  Environmental Matters.  Except for such matters as could
                    ---------------------
not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect or as disclosed on Schedule 3.15, (A) neither the Company nor any
                                  -------------
of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the Company's Knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) to the Company's Knowledge there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to Hazardous Materials or Environmental Laws.

      Section 3.16  Insurance.  The Company has made available to Purchaser a
                    ---------
listing of all insurance policies maintained by the Company and its Material Subsidiaries, indicating risks insured against, carrier, amount of coverage and expiration date, and, to the Company's Knowledge, all such insurance is in full force and effect.

      Section 3.17  No Brokers or Finders.  No agent, broker, finder or
                    ---------------------
investment or commercial banker, or other Person or firm engaged by or acting on behalf of the Company or its Subsidiaries in connection with the negotiation, execution or performance of this Agreement is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, other than any such fees or commissions that have been disclosed to Purchaser and as to which the Company shall have full responsibility.

      Section 3.18  Vote.  There are no approvals required of the holders of any
                    ----
class or series of shares or stock of the Company necessary to approve this Agreement or any other Transaction Documents and the transactions contemplated hereby or thereby.

     Section 3.19   Absence of Labor Dispute.  No labor dispute with the
                    ------------------------
employees of the Company or any of the Subsidiaries exists or, to the Company's Knowledge is imminent, and, to the

Company's Knowledge, there is no existing or imminent labor disturbance by the employees of any of its or any of the Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, could reasonably be expected to result in a Material Adverse Effect.

     Section 3.20   Tax Returns.  Except as set forth on Schedule 3.20, all
                    -----------                          -------------
United States federal income tax returns of the Company and the Subsidiaries required by law to be filed (taking into account all extensions) have been filed and all federal income taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except for such taxes and assessments, if any, as are being contested in good faith and by adequate proceedings and as to which adequate reserves have been provided. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law except insofar as the failure to file such returns could not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes shown by such returns or pursuant to any assessment received by the Company and the Subsidiaries, which are due and payable, except for such taxes or assessments, if any, as are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided or where the amount due, in the aggregate, is not material to the business of the Company and its Material Subsidiaries. The charges, accruals and reserves on the books of the Company in respect of all federal, state, local and foreign tax liabilities of the Company and each Subsidiary for any years not finally determined are adequate to meet any assessments or reassessments for additional income tax that is reasonably expected to be payable for any years not finally determined, except to the extent of any inadequacy that could not reasonably be expected to result in a Material Adverse Effect.

     Section 3.21   ERISA.  The Company and each of the Subsidiaries is in
                    -----
compliance in all material respects with the applicable provisions of ERISA, and no "reportable event", as such term is defined in Section 403 of ERISA, has occurred with respect to any plan of the Company or the Subsidiaries.

     Section 3.22   Related Party Transactions.  No relationship, direct or
                    --------------------------
indirect, exists between or among any of the Company, the Subsidiaries or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which would be required by the Exchange Act or by the rules and regulations enacted thereunder to be described in the Company's proxy statement for the election of directors in 1999 which is not described in the Company SEC Documents of the Company Disclosure Schedule.

                                  ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER
                  -------------------------------------------

      Purchaser represents and warrants to the Company as follows:

      Section 4.1   Organization, Standing and Power.  Purchaser is a limited
                    --------------------------------
partnership duly organized, validly existing, and in good standing under the laws of Delaware and has all requisite partnership power and authority to own, lease, and operate its properties and to carry on its business as now being conducted and to execute and deliver this Agreement and the other Transaction

Documents to which Purchaser is a party and consummate each of the transactions and perform each of the obligations contemplated hereby and thereby.

     Section 4.2   Authority; Approvals.
                   --------------------

     (a) (i) The execution and delivery by Purchaser of this Agreement and the other Transaction Documents to which it is a party, the purchase of the Securities to be purchased by it and the consummation of each of the transactions and the performance of each of the obligations contemplated hereby and thereby have been duly and properly authorized by all necessary partnership action on the part of Purchaser and (ii) this Agreement has been and the other Transaction Documents to which Purchaser is a party will be (on or prior to the Closing), duly executed and delivered by it and, assuming the accuracy of the representations and warranties of the Company in Section 3.4 hereof, constitute
                                                 -----------
the valid and legally binding obligations of Purchaser, enforceable against it in accordance with their respective terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (b) The execution and delivery by Purchaser of this Agreement and the other Transaction Documents to which it is a party, the purchase of the Securities to be purchased by it and the consummation of each of the transactions and the performance of each of the obligations contemplated hereby and thereby (i) does not conflict with or violate (whether with or without notice or a lapse of time or both), require the consent of any Person to or otherwise result in a material detriment to Purchaser under, (1) its organizational documents or (2) any agreements to which it is a party or, assuming the Approvals referred to in
Section 4.2(c) are duly and timely made or obtained, any Law or Order applicable
--------------
to it, in each case in a manner that could reasonably be expected to materially hinder or impair the completion of any of the transactions contemplated hereby or have a material adverse effect on the business, properties, condition (financial or otherwise), liabilities or prospects of Purchaser; or (ii) does not impose any penalty or other onerous condition on Purchaser that could reasonably be expected to materially hinder or impact the completion of any of the transactions contemplated hereby.

     (c) No Approval from any Governmental Entity is required by or with respect to Purchaser in connection with the execution and delivery by Purchaser of this Agreement or any other Transaction Document to which it is a party or the consummation by Purchaser of the transactions contemplated hereby or thereby, except for: (A) the possible requirement of the filing of a notification report by Purchaser under the HSR Act, and the expiration or termination of the applicable waiting period with respect thereto in connection with the acquisition of Underlying Shares (but not in order to consummate the Closing) and (B) any such Approval the failure of which to be made or obtained (1) has not impaired and could not reasonably be expected to impair the ability of Purchaser to perform its obligations under any of the Transaction Documents in any material respect and (2) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

     Section 4.3   Investment Intent.  The Securities to be acquired by
                   -----------------
Purchaser hereunder and any Underlying Shares to be acquired upon the exercise, conversion or exchange of such Securities are being, or, in the case of the Underlying Shares, will be, acquired for its own account for investment and with no intention of distributing or reselling such Securities or Underlying Shares or any part thereof or interest therein in any transaction which would be in violation of the securities Laws of the United States of America or any applicable state or any foreign country or jurisdiction.

     Section 4.4   Transfer Restrictions.
                   --------------------

     (a) Purchaser acknowledges and agrees that (i) no Transfer of the Shares may be made prior to April 15, 2004 (other than to the Company), (ii) the foregoing restriction on Transfer is reasonable in light of the nature of the transactions contemplated by this Agreement and Purchaser's investment goals in connection with its acquisition of the Securities, and (iii) the Company would not have entered into this Agreement but for the agreement of Purchaser set forth in this Section 4.4(a).
              --------------

     (b) If Purchaser should decide to dispose of any of the Securities to be purchased by it or any Underlying Shares, Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act (and registration or qualification under all applicable state and foreign securities Laws) or pursuant to an exemption from registration under the Securities Act and such state and foreign securities Laws. In connection with any offer, resale, pledge or other transfer (individually and collectively, a "Transfer") of any Securities or Underlying Shares other than pursuant to an
 --------
effective registration statement, (i) the transferor shall have notified the Company of the proposed Transfer and shall have furnished the Company with a statement in reasonable detail of the circumstances surrounding the proposed Transfer, and (ii) the Company may require that the transferor of such Securities or Underlying Shares provide to the Company an opinion of counsel which opinion shall be reasonably satisfactory in form and substance to the Company, to the effect that such Transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any applicable state or foreign securities Laws. In the discretion of the Company, the Company may condition any Transfer of any Securities or Underlying Shares (other than pursuant to an effective registration statement, pursuant to Rule 144 promulgated under the Securities Act or pursuant to a distribution by Purchaser to its partners such that such partners upon receipt of such securities will be eligible to sell such securities pursuant to Rule 144(k) promulgated under the Securities Act, provided that, in the case of any such distribution, Purchaser shall have provided to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company, to such effect) upon the transferee's delivery to the Company of a written agreement, in form and substance satisfactory to the Company, whereby the transferee (i) makes such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of Purchaser set forth in Article IV of this Agreement, as and to the extent applicable to the proposed Transfer, and (ii) agrees to be bound by the transfer restriction set forth in this Section 4.4. Purchaser agrees to the
                                       -----------
imprinting, so long as appropriate, of substantially the following legend on certificates representing the Securities and any Underlying Shares:

          THE SECURITIES (THE "SECURITIES") EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR FOREIGN SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES THAT IT WILL NOT OFFER, RESELL, PLEDGE OR OTHERWISE TRANSFER (INDIVIDUALLY AND COLLECTIVELY, A "TRANSFER") THE SECURITIES EVIDENCED HEREBY, EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT (AND REGISTRATION OR QUALIFICATION UNDER ALL APPLICABLE STATE AND FOREIGN SECURITIES LAWS), OR
     (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE AND FOREIGN SECURITIES LAWS. IF THE PROPOSED TRANSFER IS TO BE MADE OTHER THAN PURSUANT TO CLAUSE (A) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AND THE TRANSFER AGENT SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THEY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY STATE OR FOREIGN SECURITIES LAW. IN ADDITION, THE SECURITIES MAY ONLY BE TRANSFERRED IN COMPLIANCE WITH
     SECTION 4.4 OF THE PURCHASE AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED.
     -----------
     COPIES OF SUCH PURCHASE AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

     Purchaser also agrees to the imprinting, so long as appropriate, of substantially the following legend on certificates representing the Shares:

          THE SHARES EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD,
          PLEDGED OR OTHERWISE TRANSFERRED OTHER THAN TO THE COMPANY PRIOR TO APRIL 15, 2004.

     The legends set forth above relating to securities Law matters may be removed if and when the Securities or Underlying Shares, as the case may be, represented by such certificate are disposed of pursuant to an effective registration statement under the Securities Act or the Company receives an opinion of counsel, reasonably satisfactory to the Company, that such legends may be removed. The Share certificates, Warrants and certificates for Underlying Shares shall also bear any additional legends required by applicable federal, state or foreign securities Laws, which legends (together with the legends set forth above relating to securities Law matters) may be removed when, in the opinion of counsel to the Company, the same are no longer required under the applicable requirements of such securities Laws. Purchaser agrees that, in connection with any Transfer of Securities by it pursuant to an effective registration statement under the Securities Act, it will comply with all prospectus delivery requirements of the Securities Act and will affect all Transfers thereunder in accordance with such registration statement and all requirements of applicable federal, state and foreign securities Laws. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities
Act or any state or foreign securities Laws with respect to any resale of Securities or Underlying Shares. The Company is authorized to notify its transfer agent of the status of any Securities or Underlying Shares bearing any of the foregoing legend(s) and to take such other action as shall be reasonable and proper to prevent any violation of the Securities Act, any state or foreign securities Laws or any other restrictions on Transfer set forth herein.

     (c) The provisions of this Section 4.4 shall not be construed to limit any
                                -----------
of the obligations of Purchaser under the Warrants.

     Section 4.5   Purchaser Status.  Purchaser represents and warrants to, and
                   ----------------
covenants and agrees with the Company that (i) at the time it was offered the Securities, it was, (ii) at the date hereof, it is, and (iii) at the Closing Date, it will be, an accredited investor as defined in Rule 501(a) under the Securities Act, and has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the Company and the merits and risks of an investment in the Securities and the Underlying Shares, and is able to bear the economic risk of such investment for an indefinite period of time.

     Section 4.6   Access to Information; Investigation.  Purchaser represents
                   ------------------------------------
and acknowledges that it (a) has had access to and the opportunity to review the Company's properties, assets, financial statements, contracts and other books and records and has made such investigation with respect thereto as it deems necessary to enter into the transactions contemplated hereby, (b) has been afforded the opportunity to ask appropriate representatives of the Company questions concerning the business, assets, financial condition and prospects of the Company and has been furnished, to its Knowledge, with all requested information, and (c) has been solely responsible for its own due diligence investigation of the Company and its management and business, for its own analysis of the merits and risks of an investment in the Securities, and for its own analysis of the terms of the investment in the Securities. Anything herein to the contrary notwithstanding, the provisions of this Section 4.6 shall not in
                                                        -----------
any way limit any of the representations and warranties of the Company set forth in this Agreement or in any Schedule delivered pursuant hereto by the Company or its authorized representatives or the rights of Purchaser with respect to any breach of any such representations and warranties.

     Section 4.7   No Brokers or Finders.  No agent, broker, finder or
                   ---------------------
investment or commercial banker, or other Person or firm engaged by or acting on behalf of Purchaser in connection with the negotiation, execution or performance of this Agreement is or will be entitled to any brokerage or finder's or similar fee or other commission as a result of this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, other than any such fees or commissions that have been disclosed to the Company and as to which Purchaser shall have full responsibility.

                             ARTICLE V.
                              COVENANTS
                              ---------

     Section 5.1   Affirmative Covenants of the Company.  The Company hereby
                   ------------------------------------
covenants and agrees that, until the earlier of the Closing or the termination of this Agreement, unless consented to in writing by Purchaser (such consent not to be unreasonably withheld), the Company will and will cause each of its Material Subsidiaries to operate its business in the usual and ordinary course consistent with past practices except as contemplated by this Agreement.

     Section 5.2   Negative Covenants of the Company.
                   ---------------------------------

     (a) Except as expressly contemplated by this Agreement or otherwise consented to in writing by Purchaser, from the date of this Agreement until earlier of the Closing or the termination of this Agreement, the Company shall not do, and shall, to the extent applicable, not permit any of its Material Subsidiaries to do, any of the following:

          (i) adopt or propose to adopt any amendments to the Company's Certificate of Incorporation or Bylaws; other than transactions between the Company and one or more of its Subsidiaries or among one or more of its Subsidiaries, adopt resolutions authorizing a liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other reorganization of the Company or any Material Subsidiary; or make any other changes in the Company's capital structure;

          (ii) declare or pay any dividend or make any other distribution (whether in cash, stock or property) with respect to its Capital Stock (or other voting or equity securities or interests, as applicable), other than dividends paid by any Subsidiary to the Company or another Subsidiary, or take any other action that if taken after the issuance of the Warrants would result in an adjustment to the number of shares acquirable upon exercise of the Warrants; or

          (iii)  agree in writing or otherwise to do any of the foregoing.

     Section 5.3   Approvals.  The Company and Purchaser each agree to
                   ---------
cooperate and use all commercially reasonable efforts to obtain (and will promptly prepare all registrations, filings and applications, requests and notices preliminary to) all Approvals that may be necessary or which may be reasonably requested by the Company or Purchaser to consummate the transactions contemplated by this Agreement and the other Transaction Documents.

     Section 5.4   HSR Act Notification.  If after the Closing and until the
                   --------------------
later of (i) the date the Shares are no longer outstanding and (ii) the earlier to occur of the date on which the Warrants are fully exercised and the date on which all outstanding Warrants are no longer exercisable, filings are required under the HSR Act so that Purchaser may acquire the Underlying Shares or otherwise acquire securities pursuant to the Transaction Documents, the Company will upon the written request of Purchaser, and Purchaser will upon the written request of the Company, (i) file or cause to be filed, as promptly as practicable after the receipt of such notice and in no event later than fifteen Business Days after the receipt of such notice, with the Federal Trade Commission and the United States Department of Justice, all reports and other documents required to be filed by such party under the HSR Act concerning the transactions contemplated in such notice, (ii) promptly comply with or cause to be complied with any requests by the Federal Trade Commission or the United States Department of Justice for additional information so that the waiting period applicable thereto under the HSR Act shall expire as soon as practicable, and (iii) cooperate with the other parties in requesting early termination of any applicable waiting period under the HSR Act. The Company will reimburse Purchaser for any filing fees in connection with such filings by Purchaser.

      Section 5.5   Notification of Certain Matters.  The Company shall give
                    -------------------------------
prompt notice to Purchaser, and Purchaser shall give prompt notice to the Company, of (a) the occurrence, or failure to occur, of any event that causes any representation or warranty contained in any Transaction Document to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date and (b) any failure of the Company or Purchaser to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with or satisfied by it under any Transaction Document at any time from the date of this Agreement to the Closing Date.

      Section 5.6   Board of Directors.  The Company shall use its reasonable
                    ------------------
best efforts to cause promptly following the Closing (a) the Board to be increased by one (unless there is an existing vacancy on the Board) and (b) an individual identified by Purchaser to the Company to be elected as a director of the Company. As long as Purchaser owns a majority of the Shares, at any meeting of the shareholders of the Company held for the purpose of electing directors of the Company, Purchaser shall be entitled to nominate one individual for election to the Board (unless the term of the director previously nominated by the Purchaser pursuant to this Section 5.6 would continue after such election) and
                           -----------
the Company shall use its reasonable best efforts to cause to be elected to the Board such individual. If the director nominated by the Purchaser shall resign or otherwise cease serving as director, then Purchaser may designate a replacement, and the Company shall use its reasonable best efforts to ensure that such designated replacement shall serve on the Board in the place of such former director until the next scheduled meeting of shareholders held for the purpose of electing directors.

      Section 5.7   Registration Rights Agreement.  The Company agrees to enter
                    -----------------------------
into a Registration Rights Agreement in substantially the form attached hereto as Exhibit 7.2(b)(iii).
   -------------------

      Section 5.8   Confidentiality.  Purchaser shall, and shall cause its
                    ---------------
representatives to, hold confidential all information relating to the Company or its Subsidiaries it has received prior to the Closing from the Company or any of its representatives, or information, if any, it receives after the Closing from the Company or any of its representatives as a result of or in connection with Purchaser's ownership of the Securities or Purchaser's right to nominate and/or elect any of the directors of the Company (including, without limitation, information provided to any such director); provided, however, that the foregoing shall not apply to (a) information that is or becomes generally available to the public other than as a result of a disclosure by a Purchaser or any of its representatives in violation of this Section 5.8, (b) information
                                                -----------
that is or becomes available to Purchaser or any of its representatives on a nonconfidential basis from a source other than the Company or its representatives, provided that such source is not known by Purchaser to be bound by a confidentiality agreement with or other obligation of secrecy to the Company or any other party, and (c) information that is required to be disclosed by Purchaser or any of its representatives as a result of any applicable Law; provided further, however, that in the event information is required to be disclosed pursuant to clause (c), the Person proposing such disclosure shall provide the Company to the extent practicable an opportunity, reasonably in advance of any such disclosure, to review and comment on the form and content of such proposed disclosure. The provisions of this
Section 5.8 shall terminate on the first anniversary of the termination of the
-----------
provisions of Section 5.6.
              -----------

     Section 5.9   Standstill.
                   ----------

     (a) Purchaser will not, and will not permit any of its Affiliates to, acquire or agree to acquire, directly or indirectly, by purchase or otherwise (including by joining a "group" within the meaning of Section 13(d)(3) of the Exchange Act), any of the Voting Stock of the Company, any securities directly or indirectly convertible into or exchangeable for Voting Stock of the Company, any direct or indirect rights, warrants or options to acquire any voting Stock of the Company or any right to vote Voting Stock of the Company if, after giving effect to such purchase or other acquisition, Purchaser and its Affiliates together would hold in the aggregate, or have the right to vote, more than 15% of the Voting Stock of the Company determined on a fully diluted basis.

     (b) For purposes of Section 5.9(a), (i) all calculations of the fully
                         --------------
diluted voting power of the Voting Stock of the Company shall assume the conversion or exchange of all outstanding securities convertible into or exchangeable for such Voting Stock and the exercise of all outstanding rights, warrants and options to acquire such Voting Stock, regardless of whether such rights of conversion, exchange, purchase or acquisition are then exercisable, and (ii) any voting rights of the Shares and any shares of Common Stock issuable or issued upon the conversion of the Shares or issued in payment of dividends on the Shares shall be disregarded and excluded from any determination of the amount of Voting Stock owned by Purchaser and its Affiliates.

     (c) Purchaser agrees that it will not form, or encourage the formation of, a "group" within the meaning of Section 13(d)(3) of the Exchange Act, to effect or acquire control of the Company.

     (d) Purchaser agrees that with respect to any election of directors by the holders of Common Stock, it will (i) vote all shares of Common Stock then owned by it either, at Purchaser's election, (x) in the same proportion as the votes cast by all other holders of Common Stock or (y) in the manner recommended by the Company's then Board of Directors and (ii) as long as the Company is not in breach of Section 5.6, not solicit proxies in opposition to the slate of
          -----------
nominees proposed by the Company's then Board of Directors.

     (e) The provisions of this Section 5.9 shall terminate and be of no further
                                -----------
force or effect upon the earlier of (i) April 15, 2004 and (ii) a Change of Control (as such term is defined in the Certificate of Designation).

      Section 5.10  Indemnification.  The Company agrees to indemnify the
                    ---------------
Purchaser and hold the Purchaser harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of Purchaser's counsel in connection with any investigative, administrative or judicial proceeding), which may be incurred by Purchaser as a result of any claims made against Purchaser by any Governmental Entity or shareholder of the Company that relate to or arise out of this Agreement or the Securities, provided that Purchaser shall not have the right to be indemnified hereunder for (or be relieved of any liability for) its own gross negligence or willful misconduct as determined by a court of competent jurisdiction or any conduct constituting a breach of or default under this Agreement or any other Transaction Document, and provided further, that notwithstanding anything to the contrary above, it is expressly understood between the parties hereto that the Company pursuant to this Section 5.10 shall not be responsible for or assume any
                         ------------
of the investment risk associated with the Securities or have any liability or responsibility for any lost profits of Purchaser.

     Section 5.11  Restrictive Actions.  The Company agrees it will not adopt
                   -------------------
or amend a shareholders rights plan, or take similar action, that would have the effect of restricting to a greater extent than the provisions of Section 5.9 (to
                                                                 -----------
be determined without giving effect to Section 5.9(e)), the ability of Purchaser
                                       --------------
and its Affiliates to acquire, directly or indirectly, Voting Stock of the Company.

                                  ARTICLE VI.
                        CONDITIONS PRECEDENT TO CLOSING
                        -------------------------------

     Section 6.1   Conditions Precedent to Each Party's Obligation.  The
                   -----------------------------------------------
respective obligations of Purchaser and the Company to effect the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing Date of the following conditions:

     (a) Approvals.  All Approvals of, or expirations of waiting periods imposed
         ---------
by, any Governmental Entity necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred, or been obtained, as applicable.

     (b) No Injunctions or Restraints.  No temporary restraining order,
         ----------------------------
preliminary or permanent injunction, or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect.

     (c) No Action.  No action shall have been taken nor any statute, rule, or
         ---------
regulation shall have been enacted by any Governmental Entity that makes the consummation of the transactions contemplated hereby illegal.

     (d) No Adverse Action or Decision.  There shall be no action, suit,
         -----------------------------
investigation or proceeding, pending or threatened, against or affecting Purchaser or the Company or any of its Subsidiaries or any of their respective properties or rights, or any of their Affiliates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin or prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or the other Transaction Documents or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction.

     (e) Consents Under Agreements.  There shall have been obtained all consents
         -------------------------
or approvals required to be obtained by the Company or any of its Subsidiaries with respect to the consummation of each of the transactions contemplated by this Agreement the failure of which to obtain reasonably could be expected to result in a Material Adverse Effect, and each such consent or approval shall be unconditional.

     Section 6.2   Conditions Precedent to Obligation of Purchaser.  The
                   -----------------------------------------------
obligation of Purchaser to effect the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions unless waived, in whole or in part, by Purchaser:

     (a) Representations and Warranties.  The representations and warranties of
         ------------------------------
the Company set forth in this Agreement shall be true and correct in all respects (provided that, for purposes of this Section 6.2(a), any representation
                                              --------------
or warranty of the Company contained herein that is qualified by a materiality standard or a Material Adverse Effect qualification shall be read without regard to any such qualifications as if such qualifications were not contained therein) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and Purchaser shall have received a certificate to the foregoing effect signed on behalf of the Company by the chief executive officer or by the chief financial officer of the Company.

     (b) Performance of Obligations.  The Company shall have performed in all
         --------------------------
material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, and Purchaser shall have received a certificate to such effect signed on behalf of the Company by the chief executive officer or by the chief financial officer of the Company.

     (c) Legal Opinions.  Purchaser shall have received from Ervin, Cohen &
         --------------
Jessup LLP an opinion dated the Closing Date, with respect to the matters set forth in Exhibit 6.2(e).
         --------------

     (d) Closing Deliveries.  All documents, instruments, certificates or other
         ------------------
items required to be delivered by the Company pursuant to Section 7.2(b) shall
                                                          --------------
have been delivered.

     (e) Certificate of Designation.  The Certificate of Designation, in the
         --------------------------
form attached as Exhibit 6.2(e), shall have been filed with the Delaware
                 --------------
Secretary of State.

     Section 6.3   Conditions Precedent to Obligations of Company.  The
                   ----------------------------------------------
obligation of the Company to effect the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions unless waived, in whole or in part, by the Company:

     (a) Representations and Warranties.  The representations and warranties of
         ------------------------------
Purchaser set forth in this Agreement shall be true and correct in all respects (provided that, for purposes of this Section 6.3(a), any representation or
                                     --------------
warranty of Purchaser contained herein that is qualified by a materiality standard shall be read without regard to any such qualifications as if such qualifications were not contained therein) as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date except for such failures which, individually or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on Purchaser, and the Company shall have received a certificate to the foregoing effect signed on behalf of Purchaser by its general partner.

     (b) Performance of Obligations of Purchaser.  Purchaser shall have
         ---------------------------------------
performed in all material respects the obligations required to be performed by it under this Agreement prior to the Closing Date, and the Company shall have received a certificate to such effect signed on behalf of Purchaser by its general partner.

     (c) Legal Opinions.  The Company shall have received from Vinson & Elkins
         --------------
L.L.P. an opinion dated the Closing Date, with respect to the matters set forth in of Exhibit 6.3(c).
      --------------

     (d) Closing Deliveries.  All documents, instruments, certificates or other
         ------------------
items required to be delivered by Purchaser pursuant to Section 7.2(a) shall
                                                        --------------
have been delivered.

                                 ARTICLE VII.
                                    CLOSING
                                    -------

     Section 7.1   Closing.  Subject to the satisfaction or waiver of the
                   -------
conditions set forth in Article VI, the purchase and sale of the Securities to be purchased by Purchaser hereunder (the "Closing") will take place at the
                                          -------
offices of Vinson & Elkins L.L.P., 1001 Fannin, Houston, Texas, 77002, at 10:00 a.m., local time, on the third Business Day following the satisfaction or waiver (subject to applicable Law) of each of the conditions to the obligations of the parties to effect the transactions to occur at such Closing as set forth in
Article VI, or on such other date as mutually agreed to by the parties hereto. The date on which the Closing occurs is herein referred to as the "Closing
                                                                   -------
Date". All closing transactions at the Closing shall be deemed to have occurred
----
simultaneously.

     Section 7.2   Actions to Occur at the Closing.
                   -------------------------------

     (a)  At the Closing, Purchaser shall deliver to the Company the following:

          (i)   Purchase Price.  An amount equal to the Purchase Price for the
                --------------
     Securities in accordance with Article II.

          (ii)  Certificates.  The certificates described in Sections 6.3(a) and
                ------------                                 ---------------
     6.3(b).
     ------

          (iii) Registration Rights Agreement.  The Registration Rights
                -----------------------------
     Agreement, duly executed by Purchaser.

          (iv)  Legal Opinion.  The opinion of counsel referred to in Section
                -------------                                         -------
     6.3(c).
     ------

     (b)  At the Closing, the Company shall deliver to Purchaser the following:

          (i)   Share Certificates.  Certificates representing the Shares.
                ------------------

          (ii)  Warrants.  The Warrants, the form of which is attached hereto as
                --------
     Exhibit 7.2(b)(ii).
     ------------------

          (iii) Registration Rights Agreement. The Registration Rights
                -----------------------------
     Agreement, duly executed by the Company, the form of which is attached hereto as Exhibit 7.2(b)(iii).
               -------------------

          (iv)  Certificates.  The certificates described in Sections 6.2(a) and
                ------------                                 ---------------
     6.2(b).
     ------

          (v)   Consents Under Agreements.  The original of each consent or
                -------------------------
     approval, if any, pursuant to Section 6.1(e).
                                   --------------

          (vi)  Legal Opinions.  The opinion of counsel referred to in Section
                --------------                                         -------
     6.2(d).
     ------

                                 ARTICLE VIII.
                                  TERMINATION
                                  -----------

     Section 8.1   Termination.  This Agreement may be terminated prior to the
                   -----------
Closing:

     (a)  by mutual consent of Purchaser and the Company;

     (b)  by either Purchaser or the Company:

          (i) in the event of a breach by the other party of any representation, warranty, covenant or agreement contained in this Agreement which (A) would give rise to the failure of a condition set forth in
     Section 6.2 or 6.3, and (B) cannot be cured or, if curable, has not been
     -----------    ---
     cured within 20 days (the "Cure Period") following receipt by the breaching
                                -----------
     party of written notice of such breach;

          (ii) if a court of competent jurisdiction or other Governmental Entity shall have issued an order, decree, or ruling or taken any other action (which order, decree, or ruling Purchaser and the Company shall use all commercially reasonable efforts to lift), in each case permanently restraining, enjoining, or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling, or other action shall have become final and nonappealable; provided, however, that the right to terminate this Agreement under this clause (ii) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, such order, decree, ruling or other action; or

          (iii) if the Closing shall not have occurred by April 30, 1999, provided, however, that the right to terminate this Agreement under this clause (iii) shall not be available to any party whose breach of this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

     Section 8.2   Effect of Termination.  In the event of the termination of
                    ---------------------
this Agreement, written notice thereof shall forthwith be given to the other party specifying the provision hereof pursuant to which such termination is made, and this Agreement shall forthwith become null and void, except for Sections 5.8 and 5.10 and liability of a party arising out of a willful breach
------------     ----
of, or
willful misrepresentation under, this Agreement prior to such termination (but in no event shall any party hereto be entitled to recover punitive or exemplary damages).

                                  ARTICLE IX.
                               RECOVERY OF FEES
                               ----------------

     Section 9.1   Recovery of Fees.
                   ----------------

     Any party who shall obtain a final judgment in a court of competent jurisdiction for the payment of damages by another party for a breach of this Agreement or any other Transaction Document shall be entitled to recover reasonable attorneys' fees and court costs incurred in connection with the obtaining of such judgment.

                                  ARTICLE X.
                                 MISCELLANEOUS
                                 -------------

     Section 10.1  Survival of Provisions.
                   ----------------------

     (a) The representations and warranties of the Company and Purchaser made herein and the covenants of the Company and Purchaser to be complied with on or prior to the Closing Date shall remain operative and in full force and effect pursuant to their terms, regardless of (x) any investigation made by or on behalf of Purchaser or the Company, as the case may be, or (y) acceptance of any of the Securities and payment by Purchaser therefor, until the later of the first anniversary of the Closing or April 15, 2000; provided that the representations and warranties contained in Sections 3.1 (insofar as it applies
                                            ------------
to the Company), 3.3, 3.4(a), 3.13, 4.1 and 4.2(a) shall survive until the
                 ---  ------  ----  ---     ------
eighth anniversary of the Closing and the representations and warranties contained in Sections 4.3, 4.4 and 4.5 shall survive through the period of the
             ------------  ---     ---
applicable statute of limitations; and provided, further, that such representations and warranties shall survive as to any claim or demand made prior to their termination date until such claim or demand is fully paid or otherwise resolved by the parties hereto in writing or otherwise.

     (b) The covenants and agreements of the Company and Purchaser contained in this Agreement that, by their terms, are to be performed or complied with after the Closing Date will survive until the period specified herein with respect to such covenant or agreement (or for the period during which the same remain applicable to the parties in accordance with their terms); and provided, further, that such covenants and agreements shall survive as to any claim or demand made prior to their termination date until such claim or demand is fully paid or otherwise resolved by the parties hereto in writing or otherwise.

     Section 10.2  No Waiver; Modification in Writing.  No failure or delay on
                   ----------------------------------
the part of the Company or Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The provisions of this

Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and Purchaser. Any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any party hereto in any case shall entitle the other party to any other or further notice or demand in similar or other circumstances.

      Section 10.3  Specific Performance.  The parties recognize that in the
                    --------------------
event the Company or Purchaser should refuse to perform under the provisions of this Agreement or any other Transaction Document, monetary damages alone will not be adequate. Purchaser or the Company, as the case may be, shall therefore be entitled, in addition to any other remedies which may be available, including money damages, to obtain specific performance of the terms of this Agreement. In the event of any action to enforce this Agreement or any other Transaction Document specifically, the Company and Purchaser hereby waive the defense that there is an adequate remedy at law.

      Section 10.4  Severability.  If any term or other provision of this
                    ------------
Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

      Section 10.5  Fees and Expenses.  Within 30 days after the Closing, the
                    -----------------
Company shall pay to Purchaser an amount equal to Purchaser's Expenses through the Closing Date (provided the amount and nature of such costs and expenses in reasonable detail shall have been furnished to the Company at least within 25 days after the Closing Date).

      Section 10.6  Parties in Interest.  This Agreement shall be binding upon
                    -------------------
and, except as provided below, inure solely to the benefit of each party hereto and their permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

      Section 10.7  Notices.  All notices and other communications hereunder
                    -------
shall be in writing and shall be deemed given if delivered personally or by facsimile or mailed by registered, certified mail (return receipt requested) or Federal Express or other recognized overnight courier to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  If to Purchaser, to:

               SCF-IV, L.P.
               600 Travis, Suite 6600
               Houston, Texas 77002
               Attention:  David C. Baldwin
               Facsimile:  713-227-7850

          (b)  If to the Company, to:

               Newpark Resources Inc.
               3850 North Causeway, Suite 1700
               Metairie, Louisiana 70002
               Attention:  James D. Cole
               Facsimile:  504-833-9506

     Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered, on the date of receipt, if telecopied, three Business Days after the date of mailing, if mailed by registered or certified mail, return receipt requested, and one Business Day after the date of sending, if sent by Federal Express or other recognized overnight courier.

      Section 10.8  Counterparts.  This Agreement may be executed and delivered
                    ------------
(including by facsimile transmission) in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      Section 10.9  Entire Agreement.  This Agreement (which term shall be
                    ----------------
deemed to include the Exhibits and Schedules hereto and the other certificates, documents and instruments delivered hereunder) and the other Transaction Documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, letters of intent and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof. There are no representations or warranties, agreements, or covenants of the parties with respect to the subject matter hereof and thereof other than those expressly set forth in this Agreement and the other Transaction Documents.

      Section 10.10 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW PROVISIONS.

      Section 10.11 Public Announcements.  The Company and Purchaser shall
                    --------------------
consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby, except for statements required by Law or by any listing agreements with or rules of any national securities exchange or the National Association of Securities Dealers, Inc., or made in disclosures reasonably determined as required to be filed pursuant to the Securities Act or the Exchange Act.

      Section 10.12 Assignment.  Neither this Agreement nor any of the rights,
                    ----------
interests, or obligations hereunder shall be assigned by any of the parties hereto, whether by operation of Law or otherwise.

      Section 10.13 Headings.  The headings of this Agreement are for
                    --------
convenience of reference only and are not part of the substance of this Agreement.

           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

                              NEWPARK RESOURCES, INC.


                              By: /s/ Matthew W. Hardey
                                 ----------------------
                              Name:  Matthew W. Hardey
                              Title: Vice President and Chief Financial Officer


                              SCF-IV, L.P.

                              By SCF-IV, G.P., Limited Partnership,
                              its General Partner

                              By: L.E. Simmons & Associates, Incorporated,
                              its General Partner


                              By: /s/ David C. Baldwin
                                 ---------------------

     1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

     2. Each of the Transaction Documents, and the performance of the Company thereunder, has been duly authorized by all necessary corporate action on the part of the Company, and each of the Transaction Documents has been duly executed and delivered by the Company.

     3. The Certificate of Designation has been duly adopted by the Board of Directors and duly filed with the Secretary of State of the State of Delaware in accordance with the DGCL.

     4. The powers, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of the Series A Preferred Stock are as stated in the Certificate of Designation.

     1. The Purchaser is a duly formed and validly existing partnership in good standing under the laws of the State of Delaware.

     2. Each of the Purchase Agreement and the Registration Rights Agreement, and the performance of the Purchaser thereunder, has been duly authorized by all necessary partnership action on the part of the Purchaser, and the Purchase Agreement and the Registration Rights Agreement have been duly executed and delivered by the Purchaser.